[A slim, 8.5 inch by 7 inch advertisement with the fund name on top. The left border is dark purple; ``Defined Asset Funds'' is printed vertically on the border in white letters. The company names listed in the document, are set apart by green bullets. There is print on both sides]


                            SELECT GROWTH PORTFOLIO

                                 1996 Series A

                            A Disciplined Approach
                           to Growth Stock Investing


1.       Bay Networks, Inc.
         (BNET) develops, manufactures, markets and supplies a variety of computer networking products. Also provides network design, configuration and support services.

2.       Cabletron Systems, Inc.
         (CS) develops, constructs and is a vendor of a wide variety of networking products and provides services in design, consulting, installation, and support for local area networks.

3.       Computer Associates International, Inc.
         (CA) together with its world-wide subsidiaries, develops and markets computer software products for a variety of integrated systems, mainframes, minicomputers and microcomputers.

4.       Meredith Corporation
         (MDP) owns six television stations and a cable company. Operates a residential real estate franchise network and publishes 18 home and family magazines and 250 consumer home and family service books.

5.       Raychem Corporation
         (RYC) develops, manufactures and markets via its global sales force a variety of high performance products used by customers in the aerospace, automotive, cable television, communications, industrial and electronics industries.

6.       Seagate Technology
         (SEG) produces over 100 rigid disc drive models which record, store and retrieve digital information that cannot be stored in its entirety in the computer's central processing unit. Products are distributed to original equipment manufacturers, and value-added resellers for workstations, minicomputers and mainframes.

7.       Sterling Software, Inc.
         (SSW) develops and markets globally its computer software products that manage and control data processing center operations. Also provides software support and facility management services to the United States Government.

8.       Sun Microsystems, Inc.
         (SUNW) supplier of high performance workstations, servers and networking software. Products are primarily designed for engineering, scientific, commercial and technical markets in approximately 130 countries.

9.       System Software Associates, Inc.
         (SSAX) develops, supports and internationally markets business application software for manufacturing, distribution, computer aided software engineering tools and financial applications on minicomputers and workstations.

10.      The Money Store, Inc.
         (MONE) originates, sells and services consumer and commercial loans focusing on the sub-prime (B credit) market while specializing in second mortgage loans, small business lending, student lending and auto financing. Operates 174 offices located in 44 states, Washington D.C., and Puerto Rico.


Defined Strategy for Growth

Defined Asset Funds can help you to simplify complex issues regarding growth stock investing with the Select Growth Portfolio. This Portfolio offers a defined selection process and a disciplined investment approach.


Help from a Professional Consultant

Defined Asset Funds retained O'Shaughnessy Capital Management, Inc., a registered investment adviser, as Portfolio Consultant to apply its quantitative selection model to identify common stocks that it expected to show superior growth in earnings per share over the next year. Using the model, the Consultant screened a universe of 1600 stocks and identified growth stocks that are believed to be reasonably priced and to have attractive growth potential. Defined Asset Funds reviewed the identified stocks for liquidity, market capitalization, and other factors and then selected the ten stocks for the portfolio.


Defined Advantages

May reduce your risk. As with any portfolio of stocks, some stocks may not do as well as expected or may miss their anticipated return. But investment in ten professionally selected stocks, like those in the Select Growth Portfolio 1996 Series A, may reduce the risk of holding only one or two of these stocks.

May save you time. You don't need to buy each stock individually. This Portfolio uses a disciplined buy and hold Strategy, enabling you to wait out what may be short term price fluctuations. When the current Portfolio is liquidated after a year, Defined Asset Funds expects to offer a new portfolio selected by this process, which can be purchased at a reduced sales charge.

May save you money. Although Portfolio units are subject to a sales charge, because of the institutional commissions at which the Portfolio buys and sells stocks, the combination may be less expensive for many investors than buying and selling the stocks outright.

About the Portfolio

The Defined Asset Funds Select Growth Portfolio consists of ten growth stocks. The Portfolio may be subject to higher than average price volatility and therefore, should be considered speculative and may only be appropriate for investors willing and able to assume this risk and who are not seeking either preservation of capital or current dividend income. It is unlikely that the Portfolio will change over its one year life, even if the stock market decreases in value or there are adverse developments affecting the stocks held. The value of this investment may fluctuate with changes in: the financial condition of the issuers of the stocks held, the value of common stocks in general, and the impact of the Portfolio's purchase and sale of stocks. The projected earnings growth rate for the stocks in the Portfolio is substantially above the average for common stocks in general. Stocks with higher growth potential can involve greater risk of loss. The Portfolio is 50% concentrated in companies in the computer industry. These companies may have limited product lines and are subject to the risk of popular obsolescence.

Select Now

Call your financial professional to see how the Select Growth Portfolio can fit into your financial plan. A free prospectus containing more information, including all charges and expenses, is available. Read the prospectus carefully before you invest.